                                                                    Exhibit 3.10

                          ARTICLES OF INCORPORATION OF

                              GILPIN VENTURES, INC.

     [Illegible], The undersigned natural persons of the age of twenty-one years or more, acting as incorporators of a corporation under the Colorado Corporation Act, adopt the following Articles of Incorporation for such corporation:

     FIRST: The name of the corporation is Gilpin Ventures, Inc.

     SECOND: The period of its duration is perpetual.

     THIRD: The purposes for which the corporation is organized are to operate a hotel, restaurant & bar & Lawful gaming facility and all other types of lawful business.

     FOURTH: The aggregate number of shares which the corporation shall have authority to issue is 50,000 shares of common stock with no par value.

     FIFTH: Cumulative voting of shares of stock is not authorized.

     SIXTH: Provisions limiting or denying to shareholders the preemptive right to acquire additional or treasury shares of the corporation, if any, are: none.

     SEVENTH: The address of the registered office of the corporation is 27657 Timber Drive, Conifer, Colorado 80433.

                          Agent name: Robert W. Dunlap

     EIGHTH: Address of the place of business is the Gilpin Hotel 111 Main Street, BlackHawk, Colorado 80422.

     NINTH: The number of directors constituting the initial Board of directors of the corporation is three (3), and the names and addresses of the persons who are to serve as directors until the first annual meeting of shareholders or until their successors are elected and shall qualify are:

          Robert W. Dunlap   27657 Timber Drive,
                             Conifer, Colorado 80433
          Douglas K. Lee     74A Ponca Point
                             Loda, Illinois 60948
          Kathy L. Dunlap    27657 Timber Drive,
                             Conifer, Colorado 80433

     The number of directors of this corporation shall be fixed in accordance with the By-laws. So long as the number of directors shall be less than three, no shares of this corporation may be issued and held of record by more shareholders than there are directors and any shares issued in violation of this paragraph shall be null and void.

                                                     COMPUTER UPDATE COMPLETE
                                                                MRA

     TENTH: The name and address of each incorporator is:

          Douglas K. Lee
          74A Ponca Point
          Loda, Illinois 60948

     Dated: 5/28/91.


                                                    /s/ Illegible
                                                    ----------------------------

STATE OF ILLINOIS          )
                           )ss:
COUNTY OF [Illegible]      )

     I, Pat Landis, a notary public, hereby certify that on the 28th day of May,1991 personally appeared before me Douglas K. Lee, who being by me first duly sworn, severally declared that he is the person who signed the foregoing document as incorporator, and that the statements therein contained are true.

     I witness whereof, I have hereunto set my hand and seal this 28th day of May, 1991.


                                                    /s/ Pat Landis
                                                    ----------------------------
                                                    Notary Public
                                                    My Commission Expires:
                                                    June 1, 1992
                                                             for office use only

                                                             03-17-92   10:37
                                                             921027480  $10.00

SS: AN-TN 1               Mail to: Secretary of State
(Rev. 7/91)                   Corporations Section
SUBMIT ONE                  1560 Broadway, Suite 200
Filing fee: $10.00           Denver, Colorado 80202
                                 (303) 894-2200

This document must be typewritten.

                                 CERTIFICATE OF
                              ASSUMED OR TRADE NAME

     Gilpin Ventures, Inc. and Mountain Casino Properties, inc. (a joint venture), a corporation, limited partnership or limited liability company under the laws of Colorado being desirous of transacting a portion of its business under an assumed or trade name as permitted by 7-71-101, Colorado Revised Statutes hereby certifies:

1.   The location of its principal office is: 27657 Timber Drive, Conifer, CO
     80433

2.   The name, other than its own, under which business is carried on is (Note
     1): Gilpin Hotel Casino, Ltd.

3. A brief description of the kind of business transacted under such assumed or trade name is: a Colorado gaming development and management venture

--------------------------------------------------------------------------------
  Limited Partnerships or Limited
Liabilities Companies complete this       Corporations complete this section
              section
--------------------------------------------------------------------------------
In
IN WITNESS WHEREOF, the undersigned       IN WITNESS WHEREOF, the undersigned
general partner or manager of said        officers of said corporation have this
limited partnership or limited            day executed this certificate March 13
liability company has this day executed   1992
this certificate           19
                 ---------   ----         GILPIN VENTURES, INC. (Note 2)

                               (Note 2)   By /s/ Robert W. Dunlap       (Note 3)
------------------------------               --------------------------


By                             (Note 3)      Its                       President
   ------------------------------------          ---------------------
    Title, General Partner or Manager              Robert W. Dunlap


---------------------------------------   Attest: /s/ Kathy L. Dunlap
    Title, General Partner or Manager            ------------------------------
                                             Its                       Secretary
                                                 ---------------------
                                                   Kathy L. Dunlap
--------------------------------------------------------------------------------

STATE OF COLORADO                         COMPUTER UPDATE COMPLETE
                    ss.                           JM
COUNTY OF DENVER

     Acknowledged before me this 13TH day of March 1992

By Robert W. Dunlap, President of Gilpin Ventures, Inc. and Kathy L. Dunlap, its
   -----------------------------------------------------------------------------
   Secretary
                 (Insert name(s) as signed above, title(s)

   In witness whereof I have hereunto set my hand and seal


   My Commission Expires Nov. [Illegible] /s/ Illegible                 [SEAL]
                                          --------------------------------------
                                                       Notary Public

Note 1: Any assumed name used by any corporation shall contain one of the words "Corporation", "Incorporated", "Limited", or one of the abbreviations "Corp.", "Inc.", or "Ltd."
          Any assumed name used by any limited partnership shall contain one of the words "Limited Partnership", "Limited", or "Company" or one of the abbreviations "L.P.", "Ltd.", or "Co."
          Any assumed name used by a Limited Liability Company must contain the words Limited Liability Company. The words Limited and Company may be abbreviated as Ltd. and Co., but the word Liability cannot be abbreviated.

Note 2: Exact name of corporation, limited partnership or limited liability company making the statement.

Note 3: Signature and title of officers signing (for the corporation, must be president or vice president; and secretary or assistant secretary, for a limited partnership must be general partner for a limited liability company must be a manager.)

                                                            For office use only

                                                            961148885 C $10.00
                                                            SECRETARY OF STATE
                                                            11-14-96 16:08

                           Mail to: Secretary of State
                               Corporation Section
                            1560 Broadway, Suite 200
                                Denver, CO 80202
                                 (303) 894-2251
MUST BE TYPED                  Fax (303) 894-2242
FILING FEE: $10.00
MUST SUBMIT TWO COPIES
            ---

                             STATEMENT OF CHANGE OF
Please include a typed        REGISTERED OFFICE OR
self addressed envelope    REGISTERED AGENT, OR BOTH

Pursuant to the provisions of the Colorado Business Corporation Act, the Colorado Nonprofit Corporation Act, the Colorado Uniform Limited Partnership Act of 1981 and the Colorado Limited Liability Company Act, the undersigned, organized under the laws of: the State of Colorado, submits the following statement for the purpose of changing its registered office or its registered agent, or both, in the state of Colorado:

FIRST: The name of the corporation, limited partnership or limited liability company is: Gilpin Ventures, Inc.

SECOND: Street address of current REGISTERED OFFICE is: 27657 Timber Drive Conifer, Colorado 80433
                           (Include City, State, Zip)

         and if changed, the new street address is: 1600 Broadway, Ste.1800, Denver, CO 80202-4918
                           (Include City, State, Zip)

THIRD: The name of its current REGISTERED AGENT is: Robert W. Dunlap and if changed, the new registered agent is: Philip A. Rouse. Jr.


         Signature of New Registered Agent /s/ Philip A. Rouse. Jr.
                                           -------------------------
         Principal place of business 32391 Horseshoe Drive, Evergreen,
                                     Colorado 80439
                                             (City, State, Zip)

The address of its registered office and the address of the business office of its registered agent, as changed, will be identical.

FOURTH: If changing the principal place of business address ONLY, the new address is
                   -------------------------------------------------------------

          ----------------------------------------------------------------------


                                        Signature /s/ Robert W. Dunlap
                                                  ------------------------------
                                        Title President

--------------------------------------------------------------------------------

                                        STATE OF COLORADO
                                        BIENNIAL REPORT OF
FEE $45.00                  A CORPORATION OR LIMITED LIABILITY COMPANY
ON OR BEFORE
DATE DUE 11/30/1997         READ INSTRUCTIONS ON REVERSE SIDE BEFORE COMPLETING
REPORT YEAR 1997                   SUBMIT SIGNED FORM WITH FILING FEE                 THIS FORM MUST BE TYPED

MAILING DATE 09/30/1997

INFORMATION BELOW IS ON FILE IN THIS OFFICE. DO NOT CHANGE PRE-PRINTED
INFORMATION

--------------------------------------------------------------------------------------------------------------------
CORPORATE NAME REGISTERED AGENT, REGISTERED OFFICE,CITY, STATE & ZIP     FOR OFFICE USE ONLY
                                                                         19971169395 M
19911046810 DPC STATE/COUNTRY OF INC CO                                  $45.00
                                                                         SECRETARY OF STATE
       GILPIN VENTURES, INC.                                             10-22-97 12:13:08
       GILPIN VENTURES, INC.

       32391 HORSESHOE DR
       EVERGREEN CO 80439                                                FIRST REPORT OR CORRECTIONS IN THIS COLUMN
--------------------------------------------------------------------------------------------------------------------
Return completed reports to:                                             TYPE NEW AGENT NAME
Department of State                                                      Philip A. Rouse, Jr.
Corporate Report Section                                                 -------------------------------------------
1560 Broadway, Suite 200                                                 SIGNATURE OF NEW REGISTERED AGENT
Denver, CO 80202

                                                                         /s/ Illegible
                                                                         -------------------------------------------
                                                                         MUST HAVE A STREET ADDRESS

                                                                         303 East Seventeenth Ave., Suite 800
                                                                         -------------------------------------------
                                                                         CITY               STATE            ZIP
                                                                         Denver              CO             80203

--------------------------------------------------------------------------------------------------------------------
OFFICERS NAME AND ADDRESS                                  TITLE

DUNLAP ROBERT WILLIAM                                        PR
27657 TIMBER DR                                                          -------------------------------------------
                                                                         32391 Horseshoe Drive
CONIFER CO 80433                                                         Evergreen, Colorado 80439
--------------------------------------------------------------------------------------------------------------------
LEE DOUGLAS KERWIN                                           VP
33 SPARROW CT                                                            -------------------------------------------

BAILEY CO 80421                                                          -------------------------------------------

                                                                         -------------------------------------------

--------------------------------------------------------------------------------------------------------------------
DUNLAP KATHY LYNN                                            ST
27657 TIMBER DR                                                          -------------------------------------------
                                                                         32391 Horseshoe Drive
CONIFER CO 80433                                                         Evergreen, Colorado 80439
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
DIRECTORS OR LIMITED LIABILITY COMPANY MANAGERS                          (If you have less than 3 shareholders, you
                                                                          may list less than 3 directors)
DUNLAP ROBERT WILLIAM
27657 TIMBER DR
                                                                         -------------------------------------------
                                                                         32391 Horseshoe Drive
CONIFER CO 80433                                                         Evergreen, Colorado 80439
--------------------------------------------------------------------------------------------------------------------
LEE DOUGLAS KERWIN
33 SPARROW CT                                                            -------------------------------------------

                                                                         -------------------------------------------

                                                                         -------------------------------------------
BAILEY CO 80421
--------------------------------------------------------------------------------------------------------------------
DUNLAP KATHY LYNN
27657 TIMBER DR                                                          -------------------------------------------
                                                                         32391 Horseshoe Drive

                                                                         -------------------------------------------
CONIFER CO 80433                                                         Evergreen, Colorado 80439
--------------------------------------------------------------------------------------------------------------------

Address of Principal Place of Business

Street  32391 Horseshoe Drive
City  Evergreen,                 State  CO      Zip  80439

                                   SIGNATURE

Under penalties of perjury and as an authorized officer, I declare that this biennial report and, if applicable, the statement of change of registered office and/or agent, has been examined by me and is to the best of my knowledge and belief, true, correct, and complete.


BY /s/ Robert W. Dunlap
   ----------------------------
         Authorized Agent

TITLE President          DATE 10/2/1997

[ ] NOTE: DO NOT USE THIS BOX IF THIS IS YOUR FIRST REPORT !!! SEE INSTRUCTIONS ON REVERSE, IF THERE ARE NO CHANGES SINCE YOUR LAST REPORT, MARK THIS BOX SIGN ABOVE AND RETURN WITH THE FEE AND BY THE DATE DUE INDICATED ABOVE (UPPER LEFT HAND CORNER). IF YOU ARE FILING AFTER THE DATE DUE ABOVE, CONTACT THIS OFFICE FOR THE PROPER FEE. (303) 894-2251

                            SEE INSTRUCTIONS ON BACK

                                                             For office use only

                                                             19981126426 M
                                                             $5.00
                                                             SECRETARY OF STATE
                                                             07-10-1998 12:17:13

                                                                FILED
                                                             [ILLEGIBLE]
                                                     COLORADO SECRETARY OF STATE

                           Mail to: Secretary of State
                              Corporations Section
                            1560 Broadway, Suite 200
                                Denver, CO 80202
                                 (303) 894-2251
MUST BE TYPED                  Fax (303) 894-2242
FILING FEE: $5.00
MUST SUBMIT TWO COPIES
            ---

                             STATEMENT OF CHANGE OF
Please Include a typed        REGISTERED OFFICE OR
Self addressed envelope    REGISTERED AGENT, OR BOTH

Pursuant to the provisions of the Colorado Business Corporation Act, the Colorado Nonprofit Corporation Act, the Colorado Uniform Limited Partnership Act of 1981 and the Colorado Limited Liability Company Act, the undersigned, organized under the laws of: COLORADO submits the following statement for the purpose of changing its registered office or its registered agent, or both, in the state of Colorado:

FIRST: The name of the corporation, limited partnership or limited liability company is: GILPIN VENTURES, INC.

SECOND: Street address of current REGISTERED OFFICE is: 32391 HORSESHOE DRIVE EVERGREEN, CO 80439
                                       (Include City, State, Zip)

          and if changed, the new street address is: 240 MAIN STREET, BLACK HAWK, CO 80422
                                       (Include City, State, Zip)

THIRD:    The name of its current REGISTERED AGENT is: PHILIP A. ROUSE and if changed, the new registered agent is: STANLEY POLITANO

          Signature of New Registered Agent /s/ STANLEY POLITANO
                                            --------------------

          Principal place of business 240 MAINSTREET, BLACK HAWK, CO 80422
                                             (City, State, Zip)

The address of its registered office and the address of the business office of its registered agent, as changed, will be identical.

FOURTH: If changing the principal place of business address ONLY, the new address is
                     -----------------------------------------------------------

--------------------------------------------------------------------------------

COMPUTER UPDATE COMPLETE          Signature /s/ Illegible
    [ILLEGIBLE]                             ---------------
                                  Title     Controller

                                                                    Revised 7/97